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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   June 30, 1997
                                                         ---------------------



                          NATIONAL MEDIA CORPORATION
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              (Exact name of registrant as specified in charter)



       Delaware                     I-6715                    13-2658741
---------------------        -----------------------     ---------------------
(State or Other Juris-       (Commission File Number)    (IRS Employer Identi-
 diction of Incorporation)                                fication No.)


Eleven Penn Center, Ste. 1100, 1835 Market Street, Philadelphia, PA     19103
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(Address of principle executive offices)                             (Zip Code)


Registrant's telephone number, including area code    215-988-4600
                                                   ------------------


                                      N/A
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        (Former name or former address, if changed since last report.)

                     ____________________________________


                    Exhibit Index appears on Page 4 hereof.
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Item 5.   Other Events.
          ------------

          On June 30, 1997, National Media Corporation (the "Company") issued a press release announcing that the Company will delay, until July 15, 1997, reporting its final audited financial results for the fiscal year and fiscal quarter ended March 31, 1997. In announcing the delay, the Company disclosed that it expects to report a pre-tax loss of $40 million to $45 million for the fiscal year. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NATIONAL MEDIA CORPORATION
                                  (Registrant)


Date: July 1, 1997                By:    /s/ Brian J. Sisko
                                       -----------------------
                                  Name:  Brian J. Sisko
                                  Title: Senior Vice President

                                      -3-
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                                 EXHIBIT INDEX
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No.
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99   Press Release, dated June 30, 1997.